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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) September 25, 2000


                               Input/Output, Inc.
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


             1-13402                                      22-2286646
      (Commission File Number)                 (IRS Employer Identification No.)


12300 C. E. Selecman Drive, Stafford, Texas                  77477
 (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code (281) 933-3339



                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


        (C) EXHIBITS

            99.1   Press release issued by the Registrant on October 10, 2000.

Item 8. CHANGE IN FISCAL YEAR.

         On September 25, 2000, the Registrant's Board of Directors adopted a resolution providing for the change of its fiscal year end from May 31 to December 31. The Registrant intends to file a Transition Report on Form 10-K covering the transition period from June 1, 2000 to December 31, 2000 on or before March 31, 2001.

         A copy of the related press release announcing this change is filed as
Exhibit 99.1 to this Current Report on Form 8-K.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Input/Output, Inc.



Date: October 10, 2000         By: /s/ Timothy J. Probert
                                   --------------------------------------
                                    Timothy J. Probert
                                    President and Chief Executive Officer


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                                  EXHIBIT INDEX

            99.1     Press release issued by the Registrant on October 10, 2000.